UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12.

Kansas City Southern

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

427 West 12th Street
Kansas City, Missouri 64105
KANSAS CITY SOUTHERN
NOTICE AND PROXY STATEMENT
for
the Annual Meeting of Stockholders
to be held
May 4, 2006
YOUR VOTE IS IMPORTANT!
Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or through the Internet as described on the proxy card.
Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy Card and the accompanying 2005 Annual Report
commenced on or about April 11, 2006

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105
April 11, 2006
To Our Stockholders:
      You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern, at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 4, 2006. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.
      We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. Whether or not you plan to attend the meeting in person, please sign and return promptly the accompanying proxy card, in the envelope provided, to assure that your shares will be represented. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card.

Sincerely,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The Annual Meeting of the Stockholders of Kansas City Southern, a Delaware corporation (“KCS” or the “Company”), will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 4, 2006, to consider and vote upon:

(1) Election of Two Directors;

(2) Ratification of the Audit Committee’s Selection of KPMG LLP as KCS’s independent accountants for 2006; and

(3) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.
      Only stockholders of record at the close of business on March 6, 2006, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By Order of the Board of Directors,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer
The date of this Notice is April 11, 2006.
      Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in this notice and proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

KANSAS CITY SOUTHERN
427 West 12th Street
Kansas City, Missouri 64105
PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING
Why Were KCS’s Stockholders Sent this Proxy Statement?
      Kansas City Southern, a Delaware corporation (“KCS”), is mailing this Proxy Statement on or about April 11, 2006 to its stockholders of record on March 6, 2006 in connection with KCS’s Board of Directors’ solicitation of proxies for use at the 2006 Annual Meeting of Stockholders and any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, on Thursday, May 4, 2006 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCS’s 2005 Annual Report to Stockholders (the “Annual Report”), and a proxy card accompany this Proxy Statement.
      KCS will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. KCS has engaged The Proxy Advisory Group LLC, to assist in the solicitation of proxies and provide related informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $10,000 in the aggregate. KCS will pay these fees and expenses. In addition, KCS may reimburse brokerage firms and other persons representing beneficial owners of KCS shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.
      Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCS’s stock held of record by them. Upon request, KCS will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.
Who May Attend the Annual Meeting?
      Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCS by contacting the office of the Corporate Secretary at KCS’s principal executive offices, (816) 983-1538. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). To provide KCS sufficient time to arrange for reasonable assistance, please submit all requests by April 27, 2006.
What Matters Will Be Considered at the Annual Meeting?
      At the Annual Meeting, stockholders will consider and vote upon: (1) the election of two directors; (2) ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2006; and (3) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters’ rights of appraisal in connection with the matters set forth in (1) and (2) of the preceding sentence. These two matters have been proposed by the Board of Directors, and none of them is related to or contingent upon any of the others. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.
VOTING
Which Stockholders May Vote at the Annual Meeting?
      Only the holders of KCS’s common stock, par value $0.01 per share (the “Common Stock”), and preferred stock, par value $25.00 per share (the “Preferred Stock”), of record at the close of business on March 6, 2006 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the

Record Date, KCS had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 73,781,804 shares of Common Stock (which does not include 17,587,312 shares held in treasury) for a total of 74,023,974 shares eligible to be voted at the Annual Meeting.
      The Common Stock and the Preferred Stock (collectively, the “Voting Stock”) constitute KCS’s only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy or telephone or Internet vote grants that authority.
How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals?
      Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. Abstentions and broker non-votes (defined below) are counted as present and entitled to vote for purposes of determining a quorum.
      The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote, provided a quorum exists. A plurality means receiving the largest number of votes, and where, as here, there are two director vacancies, the two nominees with the highest number of affirmative votes are elected. On any proposal other than the election of directors, the percentage of shares required to be voted in the proposal depends on the proposal. In most proposals, including the second proposal herein (ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2006), the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy and entitled to vote on the subject matter, provided a quorum is present, is required for the adoption of the proposal.
      Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCS in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.
What if a Stockholder Holds Shares in a Brokerage Account?
      The Voting Stock is traded on the New York Stock Exchange, Inc. (the “NYSE”). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker’s name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.
      A “broker non-vote” occurs when a broker holding shares of Voting Stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker’s name have been voted, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will not be considered present and entitled to vote on non-discretionary items and will have no effect on the vote.
How may a Stockholder Vote by Proxy?
      Stockholders may vote by proxy in three ways, each of which is valid under Delaware law.

•	By Internet: Access our Internet voting site at http://www.eproxyvote.com/ksu and follow the instructions on the screen, prior to 5:00 p.m., central time, May 3, 2006 (May 2, 2006 for participants in certain employee benefit plans discussed below).

•	By Telephone: Using a touch-tone telephone, call toll-free 1-800-758-6973 and follow the voice instructions, prior to 5:00 p.m., central time, May 3, 2006 (May 2, 2006 for participants in certain employee benefit plans discussed below).

•	By Mail: Mark, sign, date and return the enclosed proxy or instruction card.
How are a Stockholder’s Shares Voted if the Stockholder Submits a Proxy?
      Stockholders who return a properly executed proxy card or properly vote via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCS whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCS.
      The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2006, and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of nominees recommended by the KCS Board of Directors’ Nominating and Corporate Governance Committee.
May a Stockholder Revoke His or Her Proxy or Voting Instruction Card?
      At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCS. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker’s procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Participants in certain employee benefit plans, as discussed below, must contact the plan trustee and comply with its procedures if the participant wishes to revoke or change his or her voting instructions. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

How do Participants in KCS’s Employee Stock Ownership Plan, in KCS’s 401(k) and Profit Sharing Plan, or in KCS’s union 401(k) plans Vote?
      Participants in KCS’s employee stock ownership plan (“ESOP”), in KCS’s 401(k) and Profit Sharing Plan (“401(k) Plan”) and in KCS’s union 401(k) plans (“Union Plans”) are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the respective trustees of these ESOP, 401(k) Plan and Union Plans how to vote the shares of Common Stock held on behalf of the participant.(1) The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card.1 If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless giving voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, n.a., Securities Transfer Division, P.O. Box 419064, Kansas City, Missouri 64141-6064. The voting instruction card should not be returned to KCS. ESOP participants, 401(k) Plan participants and Union Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.
Are the Votes of Participants in the ESOP, the 401(k) Plan and the Union Plans Confidential?
      Under the terms of the ESOP, the 401(k) Plan and the Union Plans, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants’ free exercise of their voting rights.

      1 Voting instructions may also be given by Internet or telephone by participants in the KCS ESOP and the KCS 401(k) and Profit Sharing Plan, and the accompanying voting instruction card relating to such plans contains the Internet address and toll-free number.

PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
      The following table sets forth information as of the Record Date concerning the beneficial ownership of KCS’s Common Stock by: (i) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers for 2005; and (iii) all executive officers and directors as a group. KCS is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Holders of 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (“Series C Preferred Stock”) do not have any voting rights except under certain limited circumstances or as otherwise from time to time required by law, and do not currently have rights to vote at the Annual Meeting. Holders of 5.125% Cumulative Convertible Perpetual Preferred Stock, Series D (“Series D Preferred Stock”) do not have any voting rights except under certain limited circumstances or as otherwise from time to time required by law, and do not currently have rights to vote at the Annual Meeting. No officer or director of KCS owns any shares of Series C Preferred Stock or shares of Series D Preferred Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the shares. KCS is not aware of any arrangement which would at a subsequent date result in a change of control of KCS.

Name and Address	Common Stock(1)		Percent Of Class(1)

Dimensional Fund Advisors Inc.	4,535,091	(2)	6.15%
FMR Corp.	4,234,141	(3)	5.74%
Highbridge Capital Management LLC	6,180,899	(4)	8.38%
Glenn Dubin, Co-CEO of Highbridge Capital Management LLC
Henry Swieca, Co-CEO of Highbridge Capital Management LLC
Janus Capital Management LLC	4,342,243	(5)	5.89%
Mac-Per-Wolf Company	4,414,050	(6)	5.98%
PWMCO, LLC, Perkins, Wolf, McDonnell and Company, LLC
A. Edward Allinson	115,033	(7)	*
Director
Robert J. Druten	36,412	(8)	*
Director
Michael G. Fitt	131,800	(9)	*
Director
Michael R. Haverty	2,755,485	(10)	3.67%
Chairman of the Board, President and Chief Executive Officer
James R. Jones	102,580	(11)	*
Director
Thomas A. McDonnell	635,000	(12)	*
Director
Karen L. Pletz	35,000	(13)	*
Director
Javier Rion	—	(14)
Former CEO of KCSM
Ronald G. Russ	133,839	(15)	*
Executive Vice President and Chief Financial Officer

Name and Address	Common Stock(1)		Percent Of Class(1)

Arthur L. Shoener	67,731	(16)	*
Executive Vice President and Chief Operating Officer
Rodney E. Slater	55,000	(17)	*
Director
Robert B. Terry	79,356	(18)	*
Senior Vice President and General Counsel
All Directors and Executive Officers as a Group (18 Persons)**	4,714,501	(19)	6.20%

*	Less than one percent of the outstanding shares.

(1)	Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCS is included in KCS’s Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2)	The address of Dimensional Fund Advisors Inc. (“Dimensional”) is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional is a registered investment advisor that furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). These securities are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such securities. This information is based on Dimensional’s Schedule 13G filed on February 6, 2006.

(3)	The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The securities are beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. (“Fidelity”), Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. (“Fidelity Trust”), Edward C. Johnson III and FMR Corp. and Fidelity International Limited (“FIL”) (collectively, the “Subsidiaries”). Indirect “beneficial ownership” is attributed to FMR Corp. as the parent company to the Subsidiaries solely because of its control relationship to the Subsidiaries. This information is based on FMR Corp.’s Schedule 13G filed on February 14, 2006

(4)	The address of Highbridge Capital Management LLC (“Highbridge Capital”) is 9 West 57th Street, 27th Floor, New York, New York 10019. Glenn Dubin and Henry Swieca are each Co-Chief Executive Officers of Highbridge Capital. The securities are beneficially owned by one or more affiliates of Highbridge Capital, including Highbridge International LLC, Highbridge Master L.P., Highbridge Capital Corporation, Highbridge Capital L.P., Highbridge GP, Ltd., Highbridge GP, LLC (2,747,171 shares or 3.74%), Highbridge Event Driven/ Relative Value Fund, Ltd. (3,052,357 shares or 4.16%), Highbridge Event Driven/ Relative Value Fund, L.P. (381,371 shares or 0.52%) and by Highbridge Capital, Mr. Dubin and Mr. Swieca (6,180,899 shares or 8.42%). Each of Highbridge Master L.P., Highbridge Capital Corporation, Highbridge L.P., Highbridge GP, Ltd, Highbridge GP, LLC, Highbridge Capital Management, LLC Glenn Dubin and Henry Swieca disclaims beneficial ownership of shares owned by Highbridge International LLC, Highbridge Event Fund Driven/ Relative Value Fund, L.P. and Highbridge Event Driven/ Relative Value Fund, Ltd. This information is based on Highbridge Capital’s Schedule 13G Amendment No. 1 filed on February 13, 2006.

(5)	The address of Janus Capital Management LLC (“Janus Capital”) is 151 Detroit Street, Denver, Colorado 80206. Janus Capital has sole voting and dispositive power for 3,732 shares of KCS common stock and shared voting and dispositive power of 4,338,511 shares of KCS common stock as a result of its indirect ownership in Enhanced Investment Technologies LLC (“INTECH”) and Perkins, Wolf, McDonnell and Company, LLC (“Perkins Wolf”). Janus Capital, Perkins Wolf and INTECH are registered investment advisers, each furnishing investment advice to various registered investment companies and individual institutional clients (collectively the “Managed Portfolios”). The 4,338,511 shares of KCS common stock with shared voting power (5.3% of the class) may be deemed to be beneficially owned by Perkins Wolf and are also aggregated within the beneficial ownership reported for the majority owner of Perkins Wolf, Mac-Per-Wolf Company. Janus Capital and Perkins Wolf do not have the right to receive any dividends from, or proceeds from the sale of, KCS common stock held in the Managed Portfolios for which they act as investment advisers or sub- advisers and each disclaims any ownership associated with such rights. This information is based on Janus Capital’s Schedule 13G filed on February 14, 2006.

(6)	The address of Mac-Per-Wolf Company and its two subsidiaries, PWMCO, LLC and Perkins, Wolf, McDonnell and Company, LLC, is 310 S. Michigan Ave., Suite 2600, Chicago, IL 60604. Perkins, Wolf, McDonnell and Company, LLC, a registered investment adviser, furnishes investment advice to various registered investment companies and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). The Managed Portfolios have the right to receive all dividends from, and the proceeds from the sale of, the securities held in their respective accounts. The interest of any one such person does not exceed 5% of the class of securities. PWMCO, LLC is a wholly-owned subsidiary of Mac-Per-Wolf Company and is both a registered broker dealer and a registered investment adviser. This information is based on Mac-Per-Wolf Company’s Schedule 13G Amendment No. 2 filed on February 15, 2006.

(7)	Mr. Allinson’s beneficial ownership includes 88,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(8)	Mr. Druten’s beneficial ownership includes 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 3,000 shares held by a charitable foundation.

(9)	Mr. Fitt’s beneficial ownership includes 76,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 50,800 shares held in trusts for which he is the trustee with sole voting and dispositive power.

(10)	Mr. Haverty’s beneficial ownership includes 1,333,160 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 29,733 shares allocated to his account in the KCS ESOP, 11,033 shares allocated to his account in KCS’s 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(11)	Mr. Jones’ beneficial ownership includes 82,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date. Mr. Jones and his wife jointly own 500 of the total shares listed.

(12)	Mr. McDonnell’s beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 50,000 shares held in a trust for which he is the trustee with sole voting and dispositive power. 500,000 shares held by a subsidiary of DST and for which Mr. McDonnell disclaims beneficial ownership, and 40,000 shares held by a charitable foundation and for which Mr. McDonnell disclaims beneficial ownership.

(13)	Ms. Pletz’s beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(14)	Mr. Rion has no beneficial ownership in the securities. Mr. Rion’s employment as Chief Executive Officer of KCSM terminated effective February 14, 2006. As Mr. Rion’s termination from employment occurred prior to the Record Date, he is not counted in the total of directors and executive officers as a group.

(15)	Mr. Russ’ beneficial ownership includes 79,937 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1 share allocated to his account in the KCS ESOP.

(16)	Mr. Shoener’s beneficial ownership includes 1,356 shares allocated to his account in the KCS 401(k) and Profit Sharing Plan.

(17)	Mr. Slater’s beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(18)	Mr. Terry’s beneficial ownership includes 55,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(19)	The number includes 2,239,315 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,030,401 shares otherwise held indirectly. A director disclaims beneficial ownership of 540,000 of the total shares listed.

PROPOSAL 1 — ELECTION OF TWO DIRECTORS
      The Board of Directors of KCS is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2009 or when their successors are elected and qualified.
      Two persons have been nominated by the Board of Directors, following recommendation by the Nominating and Corporate Governance Committee, for election as directors. All of these nominees are presently directors of KCS, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.
      As explained further under “How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals,” directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum is present.

Nominees for Directors to Serve Until the Annual Meeting of Stockholders in 2009

Michael R. Haverty, age 61, has been President and Chief Executive Officer of KCS since July 12, 2000 and a director since May 1995. Mr. Haverty has served as Chairman of the Board of KCS since January 1, 2001. Mr. Haverty served as Executive Vice President of KCS from May 1995 until July 12, 2000. He served as President and Chief Executive Officer from May 1995 until December 2005 of The Kansas City Southern Railway Company (“KCSR”), a subsidiary of KCS, and has been a director of KCSR since May 1995. He has served as Chairman of the Board of KCSR since November 1999. Mr. Haverty has served as a director of the Panama Canal Railway Company, an affiliate of KCS, since October 1996 and as Co-Chairman of the Board of Directors of that company since May 1999. Mr. Haverty has served as Co-Chairman of Panarail Tourism Company, an affiliate of KCS, since October 2000. He is also Chairman of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (the corporate parent of KCSM) and KCSM, subsidiaries of KCS, since April 1, 2005. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation advisor from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991.

Thomas A. McDonnell, age 60, has served as director of KCS since March 18, 2003. Mr. McDonnell has served as a director of DST since 1971, as Chief Executive Officer of DST since October 1984, and as President of DST since January 1973 (except for a 30-month period from October 1984 to April 1987). DST provides information processing and computer software services and products to the financial services industry (primarily mutual funds, corporations and investment managers), video/broadband/satellite TV industry, communications industry and other service industries. He is a director of Blue Valley Ban Corp., Commerce Bancshares, Inc., Euronet Worldwide, Inc. and Garmin Ltd. and serves on the audit committees of each of these public companies, with the exception of Blue Valley Ban Corp. Mr. McDonnell previously served as a director of KCS from 1983 until October 1995. Mr. McDonnell also served as an officer and director of The Kansas City Southern Railway Company, resigning both positions in October 1995 when DST was spun off from KCS.

YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
THE ELECTION OF THE BOARD’S NOMINEES
THE BOARD OF DIRECTORS
      The Board of Directors met four times in 2005. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2005, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.

Directors Serving Until the Annual Meeting of Stockholders in 2007

A. Edward Allinson, age 71, has been a director of KCS since 1990. He served as the Chief Executive Officer and Chairman of the Board of EquiServe LP (now EquiServe, Inc., “EquiServe”) from December 1999 through October 2000. EquiServe provides stock transfer and related services to publicly listed corporations. Mr. Allinson was Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. (“BFDS”), and Executive Vice President of State Street Corporation from March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST owns 50% of BFDS. Mr. Allinson is also a director of DST.

James R. Jones, age 66, has been a director of KCS since November 1997. Mr. Jones is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (the corporate parent of KCSM) and KCSM, subsidiaries of KCS. He has been Senior Counsel to the firm of Manatt, Phelps & Phillips since March 1, 1999. Mr. Jones is also Co-Chairman of Manatt Jones Global Strategies. He is also Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc. International Division, 1997 through 1998; U.S. Ambassador to Mexico, 1993 through 1997; and Chairman and Chief Executive Officer of the American Stock Exchange, 1989 through 1993. Mr. Jones served as a member of the U.S. Congress representing Oklahoma for 14 years. He was White House Special Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones is also a director of Anheuser-Busch; Grupo Modelo, S.A. de C.V.; San Luis Corporacion; TV Azteca; and Keyspan Energy Corporation.

Karen L. Pletz, age 58, has been a director of KCS since March 1, 2004. Ms. Pletz has been the President and Chief Executive Officer of The Kansas City University of Medicine and Biosciences (formerly The University of Health Sciences) since 1995. From 1978 to 1995, Ms. Pletz served as a Senior Vice President and Attorney for Central Bank, Jefferson City, Missouri and Division Manager of the Financial Management and Trust Services Division, Retail Bank Division and Marketing and Public Relations of Central Bank. In addition, from 1983 to 1984, Ms. Pletz was a partner at the law firm of Cook, Vetter, Doerhoff and Pletz, specializing in business and estate planning.

Directors Serving Until the Annual Meeting of Stockholders in 2008

Robert J. Druten, age 58, has been a director of KCS since July 26, 2004. Mr. Druten has been the Executive Vice President and Chief Financial Officer at Hallmark Cards, Inc. since September 1994. From 1991 until 1994, he served as Executive Vice President and Chief Financial Officer of Crown Media, Inc., a cable communications subsidiary of Hallmark. He served as Vice President of Corporate Development and Planning of Hallmark Cards, Inc. from 1989 until 1991. Prior to joining Hallmark in 1986, Mr. Druten held a variety of executive positions with Pioneer Western Corporation from 1983 to 1986. Mr. Druten also is a member of Crown Media Holdings, Inc. and the Hallmark United Kingdom Holdings board of directors. Mr. Druten is a trustee and Chairman of the Board of Entertainment Properties Trust, a real estate investment trust.

Rodney E. Slater, age 51, has been a director of KCS since June 5, 2001. Mr. Slater is a partner in the public policy practice group of the firm Patton Boggs LLP and has served as head of the firm’s transportation practice group in Washington, D.C. since April 1, 2001. He served as U.S. Secretary of Transportation from 1997 to January 2001 and head of the Federal Highway Administration from 1993 to 1996. Mr. Slater is also a director of Southern Development Bancorporation, Spear Technologies, Inc., Northwest Airlines and ICX Technologies.

Policy on Director Attendance at Annual Stockholder Meetings.
      KCS directors are expected to attend annual stockholder meetings. All directors serving at the time of the 2005 annual stockholder meeting attended that meeting.
Director Qualifications, Qualities and Skills.
      The Corporate Governance Guidelines of Kansas City Southern (the “Guidelines”), available at www.kcsi.com, set forth certain qualifications, qualities and skills that directors and nominees must meet to be directors or to be considered as director-nominees. Under the Guidelines, the KCS directors and nominees must be committed to representing the long-term interests of stockholders and must meet, at a minimum, the following qualifications:

•	Highest personal and professional ethics, integrity and values;

•	Independence, in accordance with the requirements of the NYSE, unless their lack of independence would not prevent two-thirds of the Board from meeting such requirements;

•	No current service on boards of companies that, in the judgment of the Nominating and Corporate Governance Committee, are in competition with, or opposed to the best interests of, the Company;

•	No current service on more than three Boards of public companies other than the KCS Board and any board of a company of which the director serves as CEO, unless the Board determines affirmatively that such service will not prevent the nominees from fully discharging their responsibilities as directors of KCS; and

•	Below the age of 72 years as of the date of the meeting at which their election would occur.
      Additionally, it is considered desirable that directors and nominees possess the following qualities and skills:

•	Significant experience at policy making levels in business, government or education;

•	Significant experience or relationships in, or knowledge about, geographic markets served by KCS or industries that are relevant to KCS’s business;

•	Willingness to devote sufficient time to carrying out their duties and responsibilities effectively, including service on appropriate committees of the Board.

      KCS’s Bylaws also provide that no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. Michael G. Fitt, a director of KCS since 1986, attained the age of 72 years old during his most recent term as a director of KCS. Mr. Fitt’s term expires at the annual meeting to be held May 4, 2006. KCS’s Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.
Non-Management Director Independence.
      The Non-Management Directors constitute a majority of the Board of Directors, and the Board has determined each of them, other than Ambassador James Jones, is independent under NYSE standards. In determining the independence of each Non-Management Director, the Board of Directors applied categorical standards of independence contained in the Guidelines. The standards assist the Board in determining that a director has no material relationship with KCS, either directly or as a partner, shareholder or officer of an organization that has a relationship with KCS. Under the standards, to be considered independent, no member of the Board may have, during the three-year period prior to the determination: (a) had a material relationship with KCS (directly or as a partner, shareholder or officer of an organization that has such a relationship); provided, a material relationship shall not be inferred merely because (i) the director is a director, officer, shareholder, partner or principal of, or advisor to, another company that does business with KCS and the annual sales to, or purchases from, KCS are less than 1% of the annual revenues of the other company if the director does not receive any compensation as a direct result of such business with KCS or (ii) the director is an officer, director or trustee of a charitable organization, and KCS’s discretionary charitable contributions to that organization are less than $100,000 or 1% of that organization’s annual charitable receipts; (b) been an employee, or have had an immediate family member who was an executive officer, of KCS; (c) been affiliated with or employed by, or have any immediate family member who was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of KCS; (d) been employed, or have had an immediate family member who was employed, as an executive officer of another company where any of KCS’s present executives serve on that company’s compensation committee; (e) received, or have an immediate family member who received, more than $100,000 per year in direct compensation from KCS, other than director and committee fees, pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on future service); (f) been an executive officer or an employee, or have an immediate family member who was an executive officer, of a company that makes payments to, or receives payments from, KCS for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues. In determining independence, the Board of Directors concluded that each of the Non-Management Directors, other than Ambassador James Jones, has no material relationship with KCS under these standards.
Committees of the Board of Directors.
      The Board of Directors has established the following standing committees: an Executive Committee; an Audit Committee; a Compensation and Organization Committee; and a Nominating and Corporate Governance Committee. The members of the committees are elected at the Board’s annual meeting immediately following KCS’s annual meeting of stockholders. During 2005, there were 7 meetings of the Executive Committee, 5 of which were by telephone, 13 meetings of the Audit Committee, 3 of which were by telephone, 5 meetings of the Compensation and Organization Committee, 2 of which were by telephone and 3 meetings of the Nominating and Corporate Governance Committee.

The Executive Committee.
      The Executive Committee consists of KCS’s Chairman of the Board and Chief Executive Officer and two non-officer directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCS in all cases in which specific directions have not been given by the Board.

      The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty and Thomas A. McDonnell.

The Audit Committee.
      The Audit Committee consists of three non-management directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in the NYSE’s listing standards). In determining independence, the Board of Directors concluded that each of these non-management directors has no material relationship with KCS under the standards set forth in the Guidelines. The Board of Directors has determined that Robert J. Druten and Thomas A. McDonnell are each an “audit committee financial expert” as that term is defined in applicable securities laws and regulations. The Board of Directors determined that Mr. Druten qualifies as an audit committee financial expert based on his experience as Executive Vice President and Chief Financial Officer at Hallmark Cards, Inc. and previously at Crown Media, Inc., as well as his experience as a certified public accountant with Arthur Young & Co. The Board of Directors determined that Mr. McDonnell qualifies as an audit committee financial expert based on his experience as the Chief Executive Officer of DST Systems, Inc., his accounting and financial education, his experience actively supervising others performing accounting or auditing functions and his past and current memberships on audit committees of other public companies. Functions performed by the Audit Committee include appointing and pre-approving the fees of the independent auditor and pre-approving fees for other non-audit services to be provided by the independent accountants, reviewing with management and the independent auditor KCS’s annual audited financial statements and quarterly financial statements, reviewing certain other public disclosures, and assisting the Board of Directors in oversight of the internal audit function, legal and regulatory compliance, and integrity of financial statements and certain internal controls. Under the NYSE Listing Standards, no member of the Audit Committee may serve on more than three audit committees of public companies (including the KCS Audit Committee), unless the KCS Board determines affirmatively that such simultaneous service will not impair such member’s service on KCS’s Audit Committee. The Board of Directors affirmatively determined that Mr. McDonnell’s simultaneous service on more than three audit committees of public companies (including the KCS Audit Committee) will not impair his service on KCS’s Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available at www.kcsi.com.
      The members of the Audit Committee are: Robert J. Druten (Chairman), Thomas A. McDonnell and Karen L. Pletz.
      The report of the Audit Committee is set forth in the section under “Audit Matters.”

The Compensation and Organization Committee.
      The Compensation and Organization Committee (the “Compensation Committee”) consists of three non-management directors each of whom are independent (as independence is defined in the NYSE’s listing standards), considered non-employee directors under Section 162(m) of the Internal Revenue Code and considered non-management directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Compensation Committee members are elected annually by the Board, taking into consideration any recommendations of the Nominating and Corporate Governance Committee, to serve one-year terms. The Compensation Committee has the following duties and responsibilities: (a) review and approve periodically guidelines for base, annual incentive and long-term compensation programs for management employees of KCS and, as prescribed by resolution of the Board, subsidiaries, consistent with the compensation philosophy of the Compensation Committee; (b) review and approve corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate and review with the CEO the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation; (c) review and approve the CEO’s recommendations concerning the compensation of the senior management of KCS; (d) in consultation with the CEO, the Chief Financial Officer, the Vice President of Human Resources and, if deemed appropriate by the Chairperson of the Compensation Committee, an independent outside consultant, review and recommend to the Board compensation for directors, including equity awards, fees, and benefits; (e) establish and communicate to the senior management the Board’s expectations concerning KCS stock ownership, with the goal of promoting long-term ownership of KCS stock and further aligning the interests of senior management with KCS’s shareholders; (f) administer the compensation plans of KCS and certain subsidiaries under which the Compensation Committee has been granted administrative responsibility in accordance with the terms of those plans, including, as applicable, approving all stock option and restricted stock grants and pools, establishing performance goals and targets under incentive plans, and determining whether or not such goals have been attained (the Compensation Committee has the authority to delegate responsibility in accordance with the terms of the applicable plan); (g) review and recommend for approval by the Board new plans or material changes in existing compensation and benefit plans, and monitor the appropriateness and effectiveness of such plans; (h) review succession planning for key officers at KCS and KCSR; (i) review and approve the contents of KCS’s disclosures concerning compensation matters in Securities and Exchange Commission (“SEC”) and other regulatory filings, including the disclosure of executive compensation in KCS’s annual proxy statement; (j) retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of directors, CEO or executive officers of KCS, including the sole authority to select the consultant and to approve the consultant’s fees and the other material terms of the engagement; (k) obtain advice and assistance from internal or external legal, accounting or other advisors as required for the performance of its duties; (l) monitor compliance with legal prohibitions on loans to directors and executive officers of KCS; (m) annually participate in a self-assessment of performance and, in conjunction with the Nominating and Corporate Governance Committee, undertake an annual evaluation of the qualifications of the members of the Compensation Committee; (n) prepare an annual report on compensation of senior management for inclusion in KCS’s proxy statement in accordance with applicable laws, rules and regulations; and (o) perform such other duties and exercise such other powers as directed by resolution of the Board not inconsistent with the Compensation Committee Charter or as required by applicable laws, rules, regulations and NYSE listing standards. The Board of Directors has adopted a written Charter for the Compensation Committee, a copy of which is available at www.kcsi.com.
      The members of the Compensation and Organization Committee are: A. Edward Allinson (Chairman), Michael G. Fitt and Rodney E. Slater.
      The Compensation Committee’s report on executive compensation is set forth in the section under “Management Compensation.”

The Nominating and Corporate Governance Committee.
      The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of three non-management directors elected by the Board of Directors to serve staggered three year terms. The members of the Nominating Committee are independent (as independence is defined in the NYSE’s listing standards). The Nominating Committee recommends to the Board of Directors suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board of Directors. The Nominating Committee may form and delegate authority to subcommittees when appropriate in its judgment. The Nominating Committee shall: (a) develop and apply criteria to the selection of director nominees; (b) establish and publish on the Company’s website a policy concerning the treatment of shareholder recommended nominees to the Board; (c) develop and implement a procedure to periodically evaluate the performance of management, all of the committees of the Board (including the Nominating Committee) and the Board and compliance with corporate governance procedures at KCS; (d) establish and maintain an orientation program for new directors and a continuing education program for all directors; (e) annually review and reassess the adequacy of the Nominating Committee charter and recommend any proposed changes to the Board of Directors for approval; (f) make recommendations to the Board with respect to the selection of members of committees of the Board; and (g) perform any other activities consistent with its charter, KCS’s By-laws and governing law as the Nominating Committee or the Board of Directors deems appropriate. The Nominating Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors, and has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other terms of the engagement. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available at www.kcsi.com

      The Nominating Committee generally will consider director nominees recommended by stockholders. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating and Corporate Governance Committee. Stockholders should see “Stockholder Proposals” and “Other Matters” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCS stockholders.
      The members of the Nominating and Corporate Governance Committee are: A. Edward Allinson, Thomas A. McDonnell (Chairman) and Rodney E. Slater.
Compensation of Directors.
      Directors who are officers or employees of KCS or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2005 to any director or Named Executive Officer (as defined herein) of KCS for service on any board of directors of any subsidiary of KCS.
      The Non-Management Directors (those directors who are not employees of KCS or its subsidiaries) are paid an annual retainer of $10,000 (paid following the Annual Meeting of Stockholders) for Board membership. In 2005, the Non-Management Directors were paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings and $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The chairperson of the Executive Committee and the chairperson of the Audit Committee received an additional $1,000 for each meeting of the respective committee they chair. The chairperson of the Compensation Committee and the chairperson of the Nominating Committee received an additional $500 for each meeting of the respective committee they chair.
      Beginning January 1, 2006, the additional per meeting fee for the chairperson of a Committee was eliminated. In lieu of these fees, the Chairperson of the Audit Committee receives an additional annual cash retainer of $10,000 and all other Audit Committee members receive an additional annual cash retainer of $5,000. The Chairpersons of the other standing committees receive an additional annual cash retainer of $7,000. The Presiding Director receives an additional annual retainer of $15,000, which, at the election of the Presiding Director, may be paid in cash or shares. All retainers are paid following the Annual Meeting of Stockholders.
      On May 4, 2005, the Board adopted stock ownership guidelines for Non-Management Directors providing that each Non-Management Director will be required to beneficially own at least 20,000 shares of KCS common stock within five years from the later of May 4, 2005 or the date on which the Non-Management Director first joined the Board. Restricted stock granted to a Non-Management Director will count toward this requirement. Each Non-Management Director is awarded 5,000 shares of restricted stock each year immediately following the annual meeting of shareholders. Newly appointed Non-Management Directors are awarded 10,000 shares of restricted stock upon their appointment to the Board. The Non-Management Directors may also be granted awards, including among others, restricted stock, pursuant to the 1991 Amended and Restated Stock Option and Performance Award Plan (the “1991 Plan”), as determined by the Compensation Committee (as defined in such plan).
      Directors of KCS are permitted to defer receipt of directors’ fees under an unfunded directors’ deferred fee plan adopted by the Board of Directors. Earnings for time periods prior to June 1, 2002 accrue interest on deferred fees from the date the fees are credited to the director’s account, and on the earnings on deferred fees from the date the earnings are credited to the account. The rate of earnings is determined annually and is at a rate one percentage point less than the prime rate in effect at Chemical Bank on the last day of the calendar year. A director may request that the rate of earnings be determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Management LLC, provided that the plan administrator is not obligated to follow such request and may at its sole discretion continue to determine earnings by reference to the prime rate of Chemical Bank as discussed above. Earnings on the amount credited to a director’s account as of May 31, 2002 and earnings on deferred fees and earnings credited to the director’s account on and after June 1, 2002, are determined by the hypothetical “investment” of deferred fees based on the director’s election among investment options designated by KCS from time to time for the deferred fee plan. An underlying investment rate determined from time to time by the Board (currently U.S. Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director’s account for which a mutual fund has not been designated as the hypothetical “investment.” Upon a director ceasing to be a director of KCS, the KCS Board has the sole discretion to elect to distribute the director’s account value in annual installments over a ten-year period or in a single lump sum payment. Distributions under the plan are allowed prior to cessation as a director in certain instances as approved by the Board of Directors. The Board may designate a plan administrator, but in the absence of such designation, the Secretary of KCS will administer the plan.
      At the request of KCS, each of Messrs. Allinson and Fitt entered into certain agreements with KCS to forego certain compensation due to them by KCS and to have loans made by KCS, in the amount of compensation foregone by Messrs. Allinson and Fitt, respectively, to trusts established by each of them, with the principal amount of such loans to be used to pay premiums on life insurance policies. See the discussion below in “Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions.”
Stockholders/ Interested Persons Communications with the Board.
      Any stockholder or interested person may communicate with the Non-Management Directors of the Board or the Presiding Director by sending such communication in writing to the office of the Corporate Secretary, Kansas City Southern, P.O. Box 219335, Kansas City, Missouri, 64121-9335, or by express carrier to Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105. In its capacity as the agent for the Non-Management Directors and Presiding Director, the office of the Corporate Secretary may review, sort and summarize the communications and, in accordance with the directors provided by and procedures established by the Non-Management Directors, forward on such communications to the Non-Management Directors and the Presiding Director, as appropriate. The Non-Management Directors or the Presiding Director shall review such communication with the Board or group addressed in the communication for determining the response or other action the Board or group shall deem appropriate. Any communications received may be shared with the management of the Company on the instruction of the Non-Management Directors or the Presiding Director.
Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions.
      On September 29, 2000, KCS and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, but extended to October 31, 2004. Beginning November 1, 2004, the agreement may be extended on a month-to-month basis. Under the agreement, the law firm of Manatt, Phelps & Phillips and James R. Jones agreed to provide KCS with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCS agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCS, acts as Senior Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Senior Counsel. The fees paid by KCS to such law firm did not exceed 5% of the law firm’s gross revenues for that firm’s last full fiscal year.
      At the request of KCS, Mr. Allinson entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Allinson and KCS, in which Mr. Allinson agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Allinson and KCS, KCS agreed to loan $523,662 (the amount of compensation foregone by Mr. Allinson) to The A. Edward Allinson Irrevocable Trust Agreement, Courtney Ann Arnot, A. Edward Allinson III and Bradford J. Allinson, Trustees (the “Allinson Trust”) with interest, and with the loan principal amount to be used by the Allinson Trust to pay a premium on a life insurance policy on the life of Mr. Allinson. KCS made the loan to the Allinson Trust and the Allinson Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $523,662 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of Mr. Allinson (or immediately due and payable upon the occurrence of any of certain specific events). Under the terms of the promissory note, the Trust may elect to reset the interest rate equal to the Applicable Federal Rate provided for under Internal Revenue Code Section 7872(f)(2)(A) in effect on the reset date. Only one reset of the interest rate is allowed. The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002 and no reset of the interest rate has occurred. The trustees and beneficiaries of the Trust are members of Mr. Allinson’s immediate family.
      At the request of KCS, Mr. Fitt entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Fitt and KCS, in which Mr. Fitt agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Fitt and KCS, KCS agreed to loan $975,346 (the amount of compensation foregone by Mr. Fitt) to The Michael G. Fitt and Doreen E. Fitt Irrevocable Insurance Trust, Anne E. Sykes, Colin M-D. Fitt and Ian D.G. Fitt, Trustees (the “Fitt Trust”) with interest, and with the loan principal amount to be used by the Fitt Trust to pay a premium on a life insurance policy on the lives of Mr. Fitt and his wife. KCS made the loan to the Fitt Trust and the Fitt Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $975,346 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of the last survivor of Mr. Fitt or his wife (or immediately due and payable upon the occurrence of any of certain specific events). The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002. The trustees and beneficiaries of the Trust are members of Mr. Fitt’s immediate family.
      A 50% owned affiliate of a wholly-owned subsidiary of DST leases to KCSR the headquarters building occupied by KCS and KCSR, and leases to a subsidiary of KCSR, a floor in another building. Thomas A. McDonnell, a director of KCS, is the President, Chief Executive Officer and a Director of DST and Chairman of the board of directors of the subsidiary. Rent paid by KCSR under these leases in 2005 aggregated $3.4 million. DST’s indirect 50% interest in those lease payments amounted to less than 1% of its consolidated gross revenues in 2005. Mr. McDonnell does not receive any salary from the subsidiary or the affiliate, owns no stock in either entity, owns less than 1% of the outstanding common stock of DST and receives no other direct financial benefit from these lease payments.

AUDIT MATTERS
Report of the Audit Committee.
April 11, 2006
      In accordance with the Audit Committee’s written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005.
      Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s independent accountants, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.
      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.
      Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

The Audit Committee

Robert J. Druten, Chairman
Thomas A. McDonnell
Karen L. Pletz
Principal Accounting Firm Fees.
      The following table sets forth the aggregate fees billed to KCS for the fiscal years ended December 31, 2004 and December 31, 2005 by KPMG LLP:
KPMG LLP

	2004		2005

Audit Fees(b)(c)	$1,448,465	*	$2,897,052	*
Audit Related Fees(a)	$47,178		$167,821	*
Tax Fees(a)	$5,670		$3,335	*
All Other Fees(a)(d)	$58,086		$0	*

*	Audit fees in 2004 include $278,853 in additional fees paid subsequent to publication of the proxy statement for the annual meeting of stockholders in 2005. Audit fees in 2005 include approximately $884,364 of estimated fees because final terms and fees for certain audit services have not been finalized.

(a)	The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

(b)	Includes fees for review of private offering documents and SEC filings as well as review of accounting treatment of KCSM acquisition and the VAT settlement in 2005 and a depreciation study in 2004.

(c)	Includes fees for review of tax opinions on VAT settlement and additional year-end reviews.

(d)	Includes fees for agreed upon procedures related to executive compensation and comisario fees related to Grupo TFM in both 2004 and 2005.
      The Audit Committee’s pre-approval policies and procedures, as set forth in the Audit Committee charter, provide that the Audit Committee will approve all fees for audit and non-audit services prior to engagement. Fees that are reasonably expected to fall below $100,000 may be approved by the Chairman of the Audit Committee. Fees that are reasonably expected to equal or exceed $100,000 will be approved by the Audit Committee.
Independent Public Accountants.
      The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2006 consolidated financial statements.
      One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.
      On July 26, 2005, each of KCSM and Grupo TFM dismissed PricewaterhouseCoopers (“PwC”) as principal accountant to audit the financial statements of KCSM and Grupo TFM. PwC will continue to perform services on behalf of KCSM and Grupo TFM, but such services will not involve auditing financial statements covering periods subsequent to December 31, 2004. On the same date, KCSM and Grupo TFM engaged KPMG Cardenas Dosal, S.C. (“KPMG”) as the principal accountant to audit the financial statements of KCSM and Grupo TFM.
      PwC’s report on the financial statements of each of KCSM and Grupo TFM for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of the audit committee of KCSM and the board of directors of Grupo TFM approved the change in principal accountant to audit the respective financial statements of KCSM and Grupo TFM.
      During the two most recent fiscal years ended December 31, 2004, and the subsequent period to and including July 26, 2005, there have been no disagreements between PwC and either of KCSM or Grupo TFM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of any such disagreement in this proxy statement. No reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended December 31, 2004 and the subsequent period to and including July 26, 2005 for KCSM or Grupo TFM.
PROPOSAL 2 — RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF INDEPENDENT ACCOUNTANTS
      The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2006 consolidated financial statements. KPMG LLP served as KCS’s independent accountants for 2005. No relationship exists between KCS and KPMG LLP other than that of independent accountant and client. KCS seeks its stockholders’ ratification of the Audit Committee’s selection of KCS’s independent accountants even though KCS is not legally required to do so. If KCS’s stockholders ratify the Audit Committee’s selection, the Audit Committee nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Audit Committee feels that such change would be in the best interest of KCS and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee will re-evaluate its decision. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders. As explained further under “How does KCS Decide Whether its Stockholders Have Approved any of the Proposals,” approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum is present.
YOUR BOARD RECOMMENDS THAT YOU VOTE
“FOR”
RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF KPMG LLP

MANAGEMENT COMPENSATION
Compensation and Organization Committee Report on Executive Compensation.

Introduction.
      The Board of Directors believes that increasing the value of KCS to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the “Committee”) with the responsibility of designing compensation packages for KCS’s executives that provide incentives to increase stockholder value while enabling KCS to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Non-Management Directors’ compensation to stockholder value through restricted stock awards.
      The Committee seeks to align the interests of KCS’s executives with the Board’s overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with KCS’s operating performance and changes in stockholder value. In designing those compensation packages, the Committee believes KCS’s compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if KCS’s operating performance meets certain performance goals. The Committee also believes that KCS’s executives should maintain a significant equity interest in KCS.
      To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay ranges for KCS’s executives focus on transportation-based companies and general industrial companies engaged in mature, capital intensive businesses and having annual revenues comparable to KCS. These compensation surveys include some of the companies comprising the Dow Jones US Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broad sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCS or its operating units. The next section of this report details the 2005 compensation program for these executives.
Compensation Package Components in 2005.
      Base Salary. The Committee determines the level of base salaries for the Named Executive Officers and other senior executives for whom the Committee has responsibility. The Committee generally targets the 50th percentile of the observed competitive market practice in setting base salary levels. Actual executive salaries vary from this targeted positioning based on individual contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.
      Annual Cash Incentive Award Opportunity. The Committee implemented an annual cash incentive program for 2005 with bonus amounts based on two performance categories consisting of company-wide performance goals and individual performance goals for 2005. The Committee approved individual incentive award opportunities at target levels for safety, customer service, strategic projects and leadership/teamwork and company-wide performance goals at target levels corresponding to operating income of the Company for 2005.
      Each year, the Committee will determine whether an annual cash incentive program will be adopted for that year and will establish participation, award opportunities and corresponding performance measures and goals.
      Long Term Incentives (Stock Compensation). The Committee’s strategy is to emphasize stock-based incentives as a portion of the executives’ total compensation package. In prior years, long-term incentive award opportunities were delivered, primarily through stock options. In 2005, based upon the Committee’s consideration of the unique challenges resulting from the acquisition of KCSM, the Company provided long-

term incentive opportunities to executives through restricted stock grants. The restricted stock “cliff” vests after five years, providing a strong retention incentive to our executive team and facilitating a long-term stock ownership commitment. It is the Committee’s intent to periodically review its grant strategy to ensure the long-term incentive awards granted best balance the objectives of increasing shareholder value, motivating and retaining key employees and facilitating stock ownership/ retention in a cost effective manner.
      The total number of shares of restricted stock granted were based on consideration of each individual’s targeted total direct compensation (salary, target award incentive opportunity and long-term incentive opportunity) for 2005. Targeted total direct compensation levels for KCS’s executives are generally somewhat below the median of observed market practices as determined by compensation surveys. The Committee’s intent is to transition to market median levels for total direct compensation over time. The survey-derived amounts may be adjusted by the Committee to take into account the individual’s contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.
      Additional Cash Compensation/ Incentive Award. Under the KCS Executive Plan certain executives received for 2005 either (a) an annual benefit of restricted stock awarded under the 1991 Plan or, upon the election of the executive, (b) a cash payment. The restricted shares awarded vest over 5 years and had an aggregate value on the award date, using the binomial valuation method, equal to 125% of the alternative cash payment amount. The cash payment amount was determined under the Executive Plan formula which is an amount equal to 10% of the difference between X and Y, where X equals the executive’s base salary as approved by the Committee multiplied by the percentage set in the executive’s employment agreement to be taken into account for purposes of compensation plans, and Y equals the maximum amount of compensation that may be considered for retirement benefit purposes under the Internal Revenue Code qualified retirement plan provisions.
      Other Compensation. The Company also provided the executives with benefits commensurate with those provided to all salaried employees. In addition, the Named Executive Officers are covered by employment and change in control agreements (see, “Employment Agreements and Termination of Employment and Change in Control Arrangements with Name Executive Officers”).
Compensation of the Chief Executive Officer.
      The compensation package for Mr. Haverty, the Chief Executive Officer of KCS, is based upon the same compensation strategy, factors, criteria and compensation surveys considered for the other executives of KCS, KCSR and KCSM as discussed above. For the 2005 performance year, Mr. Haverty’s annualized year-end base salary was $665,000. This amount reflects a 2.5% increase over his 2004 year end annualized salary. Mr. Haverty earned an annual incentive award of $50,000, based on the Company’s adjusted operating income relative to the threshold target and the Committee’s assessment of the attainment of individual performance goals and a restricted stock award covering 40,000 shares. In addition, Mr. Haverty was granted shares of restricted stock in 2005 under the 1991 Plan related to his annual benefit under the KCS Executive Plan. See the Summary Compensation Table for a complete description of Mr. Haverty’s restricted stock awards.
Deductibility of Compensation.
      Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the “Named Executive Officers”) unless it is “performance-based.”
      Except as otherwise set forth, the Committee intends to qualify compensation expense as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers for 2005 included base salary and, subject to the limitations under the compensation package discussed above, stock. The highest total base salary is within the $1 million limit. The stock compensation was awarded under the provisions of the 1991 Plan in the form of restricted shares. As described above, the restricted shares “cliff” vest after five years to provide a strong retention incentive and a long-term stock ownership commitment.

These restricted stock awards do not qualify as performance-based compensation under Section 162(m), because the vesting of the awards is time-based. The restricted shares awarded to those officers have the potential to result in total compensation in excess of the $1 million limit under Section 162(m).
      In prior years KCS has awarded Executives stock options under the 1991 Plan. These stock options may result in taxable compensation upon exercise. Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, KCS believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCS may incur as a result of awards of stock options under the 1991 Plan, with respect to those Named Executive Officers whose total compensation might exceed the $1 million limit, qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes. Mr. Haverty has indicated that he intends to manage the exercise of his options granted in 2000 so that the number of any options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of Section 162(m).
      The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation and Organization Committee.

A. Edward Allinson, Chairman
Michael G. Fitt
Rodney E. Slater

Stock Performance Graph.
      The following graph shows the changes in value over the five years ending December 31, 2005 of an assumed investment of $100 in: (i) KCS’s Common Stock; (ii) the stocks that comprise the Dow Jones US Transportation Average Index1; and (iii) the stocks that comprise the S&P 500 Index2. The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. (now Janus Capital Group Inc.) stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG KANSAS CITY SOUTHERN, THE S & P 500 INDEX
AND THE DOW JONES US INDUSTRIAL TRANSPORTATION INDEX

	2000	2001	2002	2003	2004	2005

Kansas City Southern	100.00	139.56	118.52	141.43	175.11	241.28
S&P 500	100.00	88.12	68.64	88.33	97.94	102.75
Dow Jones Industrial Transportation	100.00	112.85	115.85	149.38	192.23	213.88

      1 The Dow Jones US Industrial Transportation Average (formerly known as The Dow Jones US Transportation Average) is an index prepared by Dow Jones & Co., Inc., an independent company.
      2 The S&P 500 is an index prepared by Standard and Poor’s Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor’s Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

Summary Compensation Table.
      The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2005, 2004 and 2003 by the Chief Executive Officer of KCS and the four other most highly compensated executive officers during 2005 (collectively, the “Named Executive Officers”). The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past three years.

						Long-Term
						Compensation Awards
	Annual Compensation
						Restricted		Securities
				Other Annual		Stock		Underlying
		Salary	Bonus	Compensation		Awards		Options/SARs		All Other
Name and Principal Position	Year	($)	($)	($)		($)(1)		(#)(2)		Compensation

Michael R. Haverty	2005	665,004	50,000	—		908,160	(3)	—		126,276	(4)
Chairman of the Board, President	2004	649,104	—	—		—		103,689		100,962
and Chief Executive Officer	2003	630,108	—	—		—		105,901	(4)	92,621	(4)
Arthur L. Shoener	2005	475,008	30,000	160,525	(5)	584,700	(6)	60,000		90,532	(7)
Executive Vice President	2004	—	—	—		—		—		—
and Chief Operating Officer	2003	—	—	—		—		—		—
Ronald G. Russ	2005	297,923	—	—		429,503	(8)	—		37,595	(9)
Executive Vice President	2004	273,000	—	—		—		44,539		29,649
and Chief Financial Officer	2003	265,008	—	—		—		48,686	(9)	62,321	(9)
Javier Rion	2005	219,850	18,510	—		896,000	(11)	—		2,583	(12)
Former CEO of KCSM(10)	2004	—	—	—		—		—		—
	2003	—	—	—		—		—		—
Robert B. Terry	2005	242,563	15,000	—		194,900	(13)	—		25,345	(14)
Senior Vice President	2004	53,751	—	—		275		60,000		594
and General Counsel	2003	—	—	—		—		—		—

(1)	The dollar value of restricted stock awards (net of any consideration paid by the Named Executive Officer) is calculated by multiplying the closing market price of KCS Common Stock on the date of grant by the number of shares awarded. If such calculation results in a negative amount, the dollar value shown is $0. The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at the end of fiscal year 2005 are as follows: Mr. Haverty — 46,897 shares with a value of $1,145,694; Mr. Shoener — 35,000 shares with a value of $770,500; Mr. Russ — 32,130 shares with a value of $638,936; Mr. Rion — 40,000 shares with a value of $977,200; and Mr. Terry — 12,500 shares with a value of $267,025. The value (net of any consideration paid by such Named Executive Officers) of these restricted shares is based on the closing market price of KCS Common Stock on December 30, 2005. Dividends will only be paid on the restricted stock when, as and if declared and paid on KCS Common Stock.

(2)	For a discussion of options to purchase Stilwell common stock granted by Stilwell in 2000 in connection with the Spin-off, as part of an equitable adjustment of KCS options granted prior to the Spin-off, see “Stilwell Options Granted in Connection with the Spin-off” below.

(3)	6,897 shares were granted on February 3, 2005 and vest 1/5 per year from the date of grant over 5 years. 40,000 shares were granted on March 14, 2005 and vest 5 years from the date of grant.

(4)	All other compensation for Mr. Haverty for 2005 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,500; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (c) an accrual of $113,400 related to KCS’s Executive Plan which was paid in restricted shares granted in 2006 under the 1991 Plan. Restricted shares granted under the 1991 Plan in 2005 represent the payment of his annual benefit for 2004 related to KCS’s Executive Plan, which is reflected as an accrual of $88,336 in all other compensation for Mr. Haverty in 2004. (The options for 13,689 shares granted in 2004 under the 1991 Plan represented the payment of his annual benefit for 2003 related to KCS’s Executive Plan).

(5)	Other annual compensation for Mr. Shoener is comprised of relocation allowance/expenses totaling $160,525, of which $77,500 constitutes a commission paid to Mr. Shoener on the sale of his home prior to his relocation, $8,734 constitutes a reimbursement for closing costs upon relocation, $43,931 constitutes moving expenses paid for the shipment of household goods, and $30,360 constitutes reimbursement for temporary lodging.

(6)	5,000 shares were granted on January 4, 2005 and will vest 5 years from the date of grant. 30,000 shares were granted on March 14, 2005 and will vest 5 years from the date of grant.

(7)	All other compensation for Mr. Shoener for 2005 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,500; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (c) an accrual of $77,656 related to KCS’s Executive Plan which was paid in restricted shares in 2006 under the 1991 Plan.

(8)	2,130 shares were granted on February 3, 2005 and will vest 1/5 per year from the date of grant over 5 years. 20,000 shares were granted March 14, 2005 and will vest 5 years from the date of grant.

(9)	All other compensation for Mr. Russ for 2005 is comprised of: (a) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (b) an accrual of $35,219 related to KCS’s Executive Plan which was paid in restricted shares granted in 2006 under the 1991 Plan. 2,130 restricted shares granted under the 1991 Plan in 2005 represent payment of his annual benefit for 2004 related to KCS’s Executive Plan, which is reflected as an accrual of $27,273 in all other compensation for Mr. Russ in 2004. (The options for 4,539 shares granted in 2004 under the 1991 Plan represented the payment of his annual benefit for 2003 related to KCS’s Executive Plan.)

(10)	Mr. Rion’s employment as the Chief Executive Officer of KCS’s subsidiary, Kansas City Southern de Mexico, S.A. de C.V. (“KCSM”), terminated effective February 14, 2006.

(11)	40,000 shares were granted on September 27, 2005 and will vest 5 years from the date of grant. These shares were forfeited back to the Company on February 14, 2006 due to Mr. Rion’s termination of employment.

(12)	All other compensation for Mr. Rion for 2005 is comprised of premiums on group term life insurance of $2,583.

(13)	10,000 shares were granted on March 14, 2005 and will vest 5 years from the date of grant.

(14)	All other compensation for Mr. Terry for 2005 is comprised of: (a) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (b) an accrual of $22,969 related to KCS’s Executive Plan which was paid in restricted shares in 2006 under the 1991 Plan.
KCS Option/ SAR Grants in Last Fiscal Year.

Individual Grants
Potential Realizable Value
	Number of		% of Total			at Assumed Annual Rates
	Securities		Options/SARs	Exercise Or		of Stock Price Appreciation
	Underlying		Granted to	Base Price		For Option Term(3)
	Options/SARs		Employees in	($ Per	Expiration
Name	Granted (#)		Fiscal Year(1)	Share)(2)	Date	5% ($)	10% ($)

Michael R. Haverty	—		—	$—	—	$—	$—
Arthur L. Shoener	60,000	(4)	57.6%	$16.91	1-4-2015	$638,076	$1,617,011
Ronald G. Russ	—		—%	$—	—	$—	$—
Javier Rion	—		—%	$—	—	$—	$—
Robert B. Terry	—		—%	$—	—	$—	$—

(1)	Total options granted in 2005 to eligible employees of KCS and its subsidiaries covered a total of 104,200 shares of KCS Common Stock.

(2)	Average of the high and low prices of the KCS Common Stock on the date of grant as reported on the New York Stock Exchange.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of future prices of KCS’s Common Stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(4)	60,000 options were granted on January 4, 2005 under KCS’s 1991 Plan and are exercisable five years after the date of grant.
2005 Aggregated KCS Option Exercises and Year-End Option Values.
      The following table sets forth information with respect to the aggregate KCS option exercises during 2005 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2005.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options/SARs at Fiscal		In-The-Money Options/SARs
	Acquired	Value	Year-End (#)		at Fiscal Year-End ($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	0	0	1,333,160	90,000	23,671,117	1,069,200
Arthur L. Shoener	0	0	—	60,000	—	451,200
Ronald G. Russ	0	0	79,937	183,288	731,708	2,092,615
Javier Rion	0	0	—	—	—	—
Robert B. Terry	0	0	55,000	5,000	468,700	45,450

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on December 30, 2005 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.
Stilwell Options Granted in Connection with the Spin-off.
      In connection with the Spin-off and as part of an equitable adjustment of KCS non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off), the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock (“Stilwell options”) in the proportion of two Stilwell options for each KCS non-qualified stock option held.
      With respect to the Named Executive Officers, such Stilwell options were granted in the amount of 1,888,106 shares to Mr. Haverty. These Stilwell options relate to KCS non-qualified stock options granted to the Named Executive Officers in 2000 prior to the Spin-off and in years prior to 2000. Mr. Russ, Mr. Shoener, Mr. Rion and Mr. Terry, did not join KCS until after the Spin-off, and therefore, did not receive any Stilwell options.
      On December 31, 2002, Janus Capital Corporation merged into Stilwell and effective January 1, 2003, Stilwell was renamed Janus Capital Group Inc. Effective as of January 1, 2003, the Stilwell options are now options to purchase Janus Capital Group Inc. common stock.
2005 Aggregated Stilwell Option Exercises and Year-End Option Values.
      The following table sets forth information regarding the shares of Janus common stock received upon exercise of Stilwell options, which were granted in 2000 as discussed above, by the Named Executive Officers in 2005, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Janus common stock held by the Named Executive Officers as of December 31, 2005.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
	Shares		Options/ SARs		Options/SARs
	Acquired	Value	at Fiscal Year-End (#)		at Fiscal Year-End ($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	500,000	3,537,200	190,106	—	0	—
Arthur L. Shoener	—	—	—	—	—	—
Ronald G. Russ	—	—	—	—	—	—
Javier Rion	—	—	—	—	—	—
Robert B. Terry	—	—	—	—	—	—

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on December 30, 2005 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.
Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers.

Employment Agreements with the Named Executive Officers.
      Each of the Named Executive Officers, except Mr. Rion, is currently a party to an employment agreement with either KCS and KCSR or with KCS, which remain in effect until terminated or modified. KCS and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty, dated as of January 1, 2001, as amended by the Amendment to the Amended and Restated Employment Agreement dated March 21, 2006, an Employment Agreement with Mr. Russ, dated June 1, 2002, as amended by a First Amendment to Employment Agreement dated March 14, 2003. KCS entered into an employment agreement with Mr. Shoener, dated January 1, 2005, and an Employment Agreement with Mr. Terry, dated October 1, 2004. KCS’s subsidiary, KCSM, entered into a Labor Agreement with Mr. Rion on June 23, 2005.
      Under Mr. Haverty’s employment agreement, as amended, KCS agreed to continue to cause Mr. Haverty to be elected and retained as President and Chief Executive Officer of KCS and as a director and Chairman of the Board of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director and Chairman of the Board of KCS. Further, Mr. Haverty will continue to be employed by KCSR, but will no longer retain the title of President and Chief Executive Officer of KCSR. Mr. Shoener’s employment agreement provides for his employment as Executive Vice President and Chief Operating Officer of KCS and as President and CEO of KCSR. Mr. Russ’s employment agreement, as amended, provides for his employment as Executive Vice President and Chief Financial Officer of KCSR. Mr. Terry’s employment agreement, provides for his employment as Senior Vice President and General Counsel. Each of these employment agreements is subject to termination under certain circumstances. Mr. Rion’s employment agreement provided for his employment as Chief Executive Officer of Grupo TFM and KCSM.
      On December 5, 2005, Mr. Rion voluntarily resigned as Chief Executive Officer of Grupo TFM and KCSM, effective February 14, 2006, in accordance with a Termination Agreement entered into by and between Mr. Rion and KCSM. Under the Termination Agreement, KCSM will make payments to Mr. Rion in the gross amount of $450,000 as a severance payment, payable in eleven equal monthly installments, commencing on February 15, 2006. In executing the Termination Agreement, Mr. Rion acknowledged that (a) he is not entitled to any incentive bonus, and (b) upon the receipt of all such payments in accordance with the payment schedule described above, he has received all payments required in accordance with Mexican labor law.

      Pursuant to their respective employment agreements, Messrs. Haverty, Shoener, and Russ receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 2005 was $665,004 for Mr. Haverty, $475,008 for Mr. Shoener and $297,923 for Mr. Russ. Mr. Rion’s base salary for 2005 was $450,420 and Mr. Terry’s base salary for 2005 was $242,563. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty, Russ, and Shoener, or by KCS applicable to non-union employees and all officers of KCS, with respect to Mr. Terry. Messrs. Haverty, Russ, and Shoener are eligible to participate in benefit plans or programs generally available to executive employees of KCSR. Mr. Terry is eligible to participate in benefit plans and programs generally available to executive employees of KCS. Each of the employment agreements provides that the value of the respective Named Executive Officer’s annual compensation is fixed at a percentage of base salary for purposes of determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation benefit plan provided to the Named Executive Officer as follows: 167.76% for Mr. Haverty; 175% for each of Messrs. Russ, and Shoener and 160% for Mr. Terry.
      In the event of termination without cause by KCS or KCSR, as applicable, each of Messrs. Haverty, Russ, Shoener and Terry would be entitled to twelve months of severance pay at an annual rate equal to his base salary at the rate in effect immediately prior to such termination and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits for a specified period unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Russ, Shoener and Terry would remain eligible to receive benefits under the KCS Incentive Compensation Plan or the KCSR Incentive Compensation Plan, as applicable, and any Executive Plan in which they participate, if such plans are then in existence and the executive officer was entitled to participate immediately prior to termination, and severance pay received in such year shall be taken into account for the purposes of determining benefits, if any, under the applicable incentive compensation plan, but not under the Executive Plan. After termination of employment, the Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan, except he would be entitled to participate in the KCS 401(k) and Profit Sharing Plan and the KCS Employee Stock Ownership Plan in the year of termination if he were to meet the requirements for participation in such termination year. As part of his employment agreement, each of Messrs. Haverty, Russ, Shoener and Terry has agreed not to use or disclose any trade secret of KCS or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCS or KCSR, as applicable, any trade secrets in his possession which exist in tangible form and shall sign such written resignations as may be requested by KCS or KCSR, as applicable, and sign such other documents and papers relating to his employment, benefits and benefit plans as KCS or KCSR, as applicable, may reasonably request.
      If there were a change in control (as defined in the Named Executive Officer’s employment agreement) of KCS or KCSR during the term of that employment agreement, that Named Executive Officer’s employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCS or KCSR, as applicable, and generally, would be eligible to participate in any KCS or KCSR incentive compensation plan. In addition, KCS, or both KCS and KCSR, as applicable, will use its or their best efforts to cause all outstanding options held by the Named Executive Officer to become immediately exercisable on the control change date and, to the extent such options are not vested and are subsequently forfeited, to receive a lump-sum cash payment within 5 days after the options are forfeited equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested, forfeited options determined as of the date such options are forfeited and the exercise price of such options. If the amounts of contributions or benefits or any incentive compensation were determined on a discretionary basis immediately prior to the change of control, the amount of such contributions or benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the Named Executive Officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans or incentive compensation plans, the Named Executive Officer would be entitled to a discounted cash payment of amounts to which he would be entitled at the control change date within 5 days after such date. The Named Executive Officer’s employment may be terminated after the control change date, but where it were other than “for cause” (as defined in his employment agreement) or disability, he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty, 175% for each of Messrs. Russ, Shoener, and Terry) and three times his annual base salary for each of Messrs. Haverty, Russ, Shoener, and Terry and continuation of benefits for a three-year period at levels in effect immediately prior to the termination. If any benefit plan would not permit continued participation after termination, the Named Executive Officer would be entitled to a lump sum payment within 5 days after termination equal to the amount of benefits he would have received under such plan if he had been fully vested in the average annual contributions or benefits in effect for the three plan years ending prior to the control change date and a continuing participant in such plan to the end of the three-year period. Following such three-year period, the Named Executive Officer would also be entitled to continuation of certain health, prescription and dental benefits until attainment of age 60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. The cost of such benefits to the Named Executive Officer will not exceed the cost of such benefits to active or retired (as applicable) peer executives, as the same may be modified from time to time. Each of the officers is also permitted, at any time during the three-year period following a change in control, to resign em ployment upon “good reason” (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to the Named Executive Officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve “parachute payments” under Section 4999 of the Internal Revenue Code. If any dispute should arise under the Named Executive Officer’s employment agreement after the control change date involving an effort by the Named Executive Officer to protect, enforce or secure rights or benefits claimed by the officer, KCS or KCSR, as applicable shall pay promptly upon demand by the Named Executive Officer all reasonable expenses incurred (including attorneys’ fees) in connection with such dispute, without regard to whether the Named Executive Officer prevails in such dispute, except that the Named Executive Officer shall repay KCS or KCSR, as applicable, any amounts so received if a court having jurisdiction makes a final, nonappealable determination that the Named Executive Officer acted frivolously or in bad faith by such dispute. To assure that adequate funds will be made available to satisfy KCS’s or KCSR’s obligations, as applicable, in the preceding sentence, KCS and KCSR have established trusts and upon the occurrence of a change in control will deliver to the trustees of the trusts that sum which the KCS or KCSR Board, as applicable determine is reasonably sufficient for such purpose.

Indemnification Agreements.
      KCS has entered into indemnification agreements with its officers and directors. Such agreements are intended to supplement KCS’s officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCS’s Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification “to the fullest extent permitted by the Delaware General Corporation Law” and for the prompt advancement of expenses, including attorney’s fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made only upon delivery to KCS of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.
Change in Control Arrangements.
      KCS has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (each a “Beneficiary”) under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCS and, following a change in control of KCS (as defined by the trust), in the event that KCS fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary’s trust account, or in the general trust account, to discharge such obligations as they become due, to the extent of available trust assets. The trusts require KCS to be solvent as a condition to making distributions. Trusts have been established with respect to the employment continuation commitments under employment agreements, the Executive Plan, the Directors’ Deferred Fee Plan, indemnification agreements, 1991 Plan, and KCS’s charitable contribution commitments, in addition to certain other agreements, commitments and arrangements. New trusts were executed on March 6, 2006 following the automatic termination of the prior trusts on December 31, 2005. The new trusts are revocable until a change in control of KCS and will terminate if no such change in control occurs prior to March 6, 2011, unless extended by the Board of Directors.
      KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. As with the KCS trusts, distributions under the KCSR trust are tied to failures by KCSR to honor its obligations to Beneficiaries following a change in control of KCS.
Other Compensatory Plans.
      KCS and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement or termination of employment or (b) a change in control of KCS, or change in the Named Executive Officer’s responsibilities following such a change of control.

The Employee Stock Ownership Plan.
      The KCS Employee Stock Ownership Plan and Trust Agreement (the “ESOP”) is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the “Code”), for purposes of investing in shares of KCS Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCS Common Stock. With respect to the shares of common stock of Stilwell (now Janus Capital Group Inc.; “Janus shares”) held in participants’ ESOP accounts, a participant may: (a) keep the Janus shares in the participant’s account; (b) dispose of the Janus shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Janus shares and reinvest the proceeds in KCS Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCS Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant’s proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants’ accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.
      A participant with less than five years of service is not vested in the ESOP’s contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCS (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant’s death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of whole shares of KCS Common Stock or a combination of cash and whole shares of KCS Common Stock. Any remaining balance in a participant’s accounts will be paid in cash, except that the participant may elect to have such balance applied to provide whole shares of KCS Common Stock for distribution at the then fair market value. In addition to these distribution options, a participant may elect to receive a distribution in the form of whole Janus shares (to the extent Janus shares are held in the participant’s account). In the event no election is made, the plan provides that the payment shall be made in cash. A participant may further opt to receive payment in a lump sum or in installments.

1991 Amended and Restated Stock Option and Performance Award Plan.
      The provisions of the 1991 Plan, as described in this paragraph, are subject to the terms of the pertinent award agreements. Under the provisions of the 1991 Plan the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCS (as defined in the 1991 Plan) may accelerate the ability to exercise an award as described in this paragraph. Upon the death or disability of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. Upon the retirement of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. If a Grantee has a Termination of Affiliation (as defined in the 1991 Plan) for any reason other than for Cause (as defined in the 1991 Plan), death, disability or retirement, then (i) the Grantee’s restricted shares, if any, to the extent forfeitable on the date of the Grantee’s Termination of Affiliation, are forfeited on that date, (ii) any unexercised options or SARs, to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, up to the earlier of the expiration of the option term or 3 months after the Termination of Affiliation, and (iii) any performance shares or performance units with respect to which the performance period has not ended as of the date of Termination of Affiliation will terminate immediately upon that date. Upon a change of control of KCS (as defined in the 1991 Plan), (i) a Grantee’s restricted shares, if any, that were forfeitable become nonforfeitable, (ii) any options or SARs not exercisable at that time become immediately exercisable, and (iii) KCS will immediately pay to the Grantee, with respect to any performance share or performance unit with respect to which the performance period has not ended as of the date of the change of control, a cash payment based on a formula set forth in the 1991 Plan. LSAR’s are granted in tandem with options. All of the LSAR’s are automatically exercised upon a change of control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan).

KCS 401(k) and Profit Sharing Plan.
      The KCS 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCS originally established the KCS 401(k) Plan effective as of January 1, 1996 and the KCS Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCS 401(k) and Profit Sharing Plan (the “Plan”). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

      Eligible employees of KCS and other participating subsidiaries of KCS (the “Employer”) may elect to make pre-tax deferral contributions, called 401(k) contributions, to the Plan up to 75% of Compensation (as defined in the Plan) (10% maximum deferral percentage for such contributions with respect to Compensation paid prior to July 1, 2002, unless the employee elects catch-up contributions in accordance with the Plan), and subject to certain limits under the Code. The Employer will make matching contributions to the Plan equal to 100% of a participant’s 401(k) contributions and up to a maximum of 5% of a participant’s Compensation. Matching contributions vest at the rate of 20% at two years of service, 40% at three years of service, 60% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCS (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.
      The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant’s compensation bears to the total compensation of all participants. Profit sharing contributions, including a participant’s account in the Profit Sharing Plan transferred to the Plan, are 100% vested.
      Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCS Common Stock. Each participant whose account includes Janus shares may elect, subject to certain restrictions, (i) to continue to hold in such account whole (but no fractional) Janus shares, or (ii) to have all or any portion of such whole Janus shares sold and the sale proceeds reinvested in one or more investment vehicles available under the Plan. Cash dividends received by the Plan with respect to Janus shares held in a participant’s account will be reinvested in one or more investment vehicles, as elected by the participant. Distribution of benefits under the Plan will be made in connection with a participant’s death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or in installments. A participant may elect to receive distributions of benefits under the Plan in whole shares of KCS Common Stock, or in a combination of cash and whole shares of KCS Common Stock, to the extent of whole shares of KCS Common Stock allocated to such participant’s accounts. Absent such elections, distributions of benefits will be made in cash.
      The Company has no knowledge of any arrangement the operation of which may at a subsequent date result in a change of control of the Company.
STOCKHOLDER PROPOSALS
      To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.
      If a holder of KCS Common Stock wishes to present a proposal for inclusion in KCS’s proxy statement for next year’s annual meeting of stockholders (other than director nominations), such proposal must be received by KCS on or before December 8, 2006. Such proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof, as well as KCS’s Bylaws. Any such proposal should be sent to the Corporate Secretary of KCS at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to KCS at 427 West 12th Street, Kansas City, Missouri 64105).

Director Nominations.
      Any stockholder who meets the requirements set forth in KCS’s Bylaws may submit a director candidate nomination for consideration by the Nominating and Governance Committee by complying with the requirements of this section, including: (i) the nomination must be made for an election to be held at a meeting of stockholders at which directors are otherwise to be elected; (ii) the stockholder must be a record owner on the record date for that meeting, and at the meeting, of securities representing at least two percent (2%) of the securities entitled to be voted at the meeting for election of directors; (iii) the stockholder must deliver a timely written nomination notice to the office of the Corporate Secretary, providing the information required by this section; and (iv) the nominee must meet the minimum qualifications for Directors established by the Board.
      With respect to stockholder nominations of candidates for KCS’s Board of Directors, KCS’s Bylaws provide that not less than 90 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting any stockholder who intends to make a nomination at the current year’s annual meeting shall deliver a notice in writing (the “Stockholder’s Notice”) to the Corporate Secretary of KCS setting forth as to each person whom the stockholder proposes to nominate (i) all information relating to such person as shall be required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to applicable rules of the Securities and Exchange Commission or the New York Stock Exchange; (ii) the nominee’s written consent to be named in the proxy statement, to serve as a director and to comply with KCS’s rules, guidelines and policies applicable to Directors; (iii) the name and address of the stockholder and the telephone number(s) at which KCS will be able to reach the stockholder and the nominee during normal business hours; (iv) the class and number of shares of KCS which are owned beneficially and of record by the stockholder; (v) a fully completed Director’s Questionnaire on the form supplied by KCS, executed by the nominee; and (vi) such other information as the Nominating Committee shall reasonably deem relevant, to be provided within such time limits as shall reasonably be imposed by the Nominating Committee; provided, however, that in the event that the annual meeting is to be held more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to such annual meeting and not later than the 15th day following the day on which public announcement of the date of such annual meeting was first made by KCS. Public announcement is disclosure (i) in any press release distributed by KCS, (ii) published by KCS on its website or (iii) included in a document publicly filed by KCS with the Securities and Exchange Commission. To be timely for a special stockholders’ meeting at which directors will be elected, a Stockholder’s Notice must be received by the Corporate Secretary’s office not later than the close of business on the 15th day following the day on which KCS shall first publicly announce the date of the special meeting. Proposals to nominate directors to be timely for the 2007 annual meeting, if it occurs on May 3, 2007, must be must be received at the principal executive offices of KCS no earlier than December 5, 2006 and no later than February 3, 2007.
      However, no nominee from a stockholder will be considered who was previously submitted for election to the Board of Directors and failed to receive at least 25% of the votes cast at such election, until a period of three years has passed from the date of such election.
Matters Other than Director Nominations.
      In addition to any other applicable requirements, for a proposal other than director nominations (other than a proposal requested to be set forth in the proxy statement, as noted above) to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of KCS. To be timely, such Stockholder’s Notice must be delivered to or mailed and received at the principal executive offices of KCS, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A Stockholder’s Notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business. Proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2007 annual meeting, if it occurs on May 3, 2007, must be received at the principal executive offices of KCS no later than March 19, 2007 and no earlier than February 2, 2007.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCS’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCS’s Common Stock or Preferred Stock (collectively “Reporting Persons”), to file reports of their ownership of such stock, and the changes therein, with the SEC, the New York Stock Exchange and KCS (the “Section 16 Reports”). Grupo TMM, S.A. (“TMM”) became a Reporting Person when it acquired 18,000,000 shares of KCS’s Common Stock on April 1, 2005 in connection with KCS’s acquisition of a controlling interest in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. pursuant to the Amended and Restated Acquisition Agreement, dated December 15, 2005, among KCS, TMM and subsidiaries of KCS and TMM. Based solely on a review of the Section 16 reports for 2005 and any amendments thereto furnished to KCS and written representations from certain of the Reporting Persons, no Reporting Person other than TMM was late in filing such Section 16 Reports for fiscal year 2005. TMM filed its original Form 3 late on August 15, 2005.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
      Pursuant to the rules of the SEC, services that deliver KCS’s communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of KCS’s Annual Report and Proxy Statement. KCS will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), Attention: Corporate Secretary’s Office, and oral requests may be made by calling the KCS Corporate Secretary’s Office at (816) 983-1530. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee holder of record.
OTHER MATTERS
      The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCS’s Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCS, not more than 90 and not less than 45 days before an Annual Meeting held on the date specified in KCS’s Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Thursday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.
      Notwithstanding anything to the contrary set forth in any of KCS’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

By Order of the Board of Directors

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer
Kansas City, Missouri
April 11, 2006
      KCS’s Annual Report includes KCS’s Annual Report on Form 10-K for the year ended December 31, 2005 (without exhibits) as filed with the SEC. KCS will furnish without charge upon written request a copy of KCS’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. KCS will furnish copies of such exhibits upon written request therefor and payment of KCS’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), (816) 983-1538. KCS’s Annual Report on Form 10-K for the year ended December 31, 2005 is also available free of charge on KCS’s website at www.kcsi.com. Through this website, KCS makes available, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2005 with exhibits, as well as other filings by KCS with the SEC, are also available through the SEC’s Internet site at www.sec.gov. In addition, KCS’s corporate governance guidelines, ethics and legal compliance policy, and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation and Organization Committee of KCS’s Board of Directors are available on KCS’s website. These guidelines and charters are available in print to any stockholder who requests them. Written requests may be made to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105)

Kansas City Southern
Annual Meeting of Shareholders
May 4, 2006
YOUR VOTE IS IMPORTANT!
YOU CAN VOTE IN ONE OF THREE WAYS:
1.	Vote by Internet.
2.	Vote by Phone.
3.	Vote by mailing your proxy in the enclosed envelope.
VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksu and follow the instructions on the screen.
Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 3, 2006. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.
VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On a Touch – Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your proxy card below.
4.	Follow the simple recorded instructions.
Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 3, 2006. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.
VOTE BY MAIL
1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached proxy card.
3.	Sign and date the proxy card.
4.	Detach and return the proxy card in the postage paid envelope provided.
THANK YOU FOR YOUR VOTE
(Tear Here)

KANSAS CITY SOUTHERN	PROXY
             This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 11, 2006, receipt of which is hereby acknowledged.

Signature	Date	,	2006

Signature	Date	,	2006

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:
☐   Will Attend      ☐  Will Not Attend
(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

KANSAS CITY SOUTHERN	PROXY
This proxy is solicited by the Board of Directors. A. Edward Allinson, James R. Jones and Rodney E. Slater, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern (“KCS”) entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted as directed, or if no choice is specified, such proxies will vote “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors. Nominees: 01) Michael R. Haverty and 02) Thomas A. McDonnell.	2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2006.

☐	FOR all nominees except those indicated below:	☐ FOR ☐ AGAINST ☐ ABSTAIN

☐	WITHHOLD AUTHORITY to vote for all nominees.
Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee will be deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above, in the proxy holders’ discretion, to elect the maximum number of Board recommended nominees.

Kansas City Southern
Annual Meeting of Shareholders
May 4, 2006
YOUR VOTE IS IMPORTANT!
YOU CAN VOTE IN ONE OF THREE WAYS:
1.	Vote by Internet.
2.	Vote by Phone.
3.	Vote by mailing your voting instruction card in the enclosed envelope.
VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksu4k and follow the instructions on the screen.
Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 2, 2006. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.
IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.
VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	On a Touch – Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
4.	Follow the simple recorded instructions.
Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 2, 2006. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.
IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.
VOTE BY MAIL
1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached voting instruction card.
3.	Sign and date the voting instruction card.
4.	Detach and return the voting instruction card in the postage paid envelope provided.
THANK YOU FOR YOUR VOTE
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.

Signature Date , 2006
Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern (“KCS”) held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting. This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors. Nominees: 01) Michael R. Haverty and 02) Thomas A. McDonnell.	2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2006.

☐	FOR all nominees except those indicated below:	☐ FOR ☐ AGAINST ☐ ABSTAIN

☐	WITHHOLD AUTHORITY to vote for all nominees.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
Annual Meeting of Shareholders
May 4, 2006
YOUR VOTE IS IMPORTANT!
YOU CAN VOTE IN ONE OF THREE WAYS:

1.	Vote by Internet.
2.	Vote by Phone.
3.	Vote by mailing your voting instruction card in the enclosed envelope.
VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	Visit our Internet Voting site at http://www.eproxyvote.com/ksuep and follow the instructions on the screen.
Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 2, 2006. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.
IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.
VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	On a Touch – Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
3.	When instructed, enter the Control Number, which is printed on the lower right — hand corner of your voting instruction card below.
4.	Follow the simple recorded instructions.
Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 2, 2006. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.
IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.
VOTE BY MAIL

1.	Read the accompanying Proxy Statement.
2.	Mark your vote on the reverse side of the attached voting instruction card.
3.	Sign and date the voting instruction card.
4.	Detach and return the voting instruction card in the postage paid envelope provided.
THANK YOU FOR YOUR VOTE
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
THE KANSAS CITY SOUTHERN EMPLOYEE STOCK OWNERSHIP PLAN

Signature		Date	, 2006

Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern (“KCS”) held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting. This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors.	2.	Ratification of the Audit Committee’s selection of KPMG
	Nominees: 01) Michael R. Haverty and 02) Thomas A.		LLP as KCS’s independent accountants for 2006.
	McDonnell.

	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ WITHHOLD AUTHORITY to vote for all nominees.
If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105
April 11, 2006
Dear Participant in the MidSouth Rail Union 401 (k) Retirement Savings Plan:
     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of Kansas City Southern (“KCS”) to be held on May 4, 2006, which instructs Nationwide Trust Company as Trustee of the MidSouth Rail Union 401 (k) Retirement Savings Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.
     Please do not deliver this card to KCS, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 419064, Kansas City, Missouri 64141-6064, in the enclosed postage-paid return envelope at your earliest convenience.
Thank you,

Michael R. Haverty
Chairman of the Board,
President and Chief Executive Officer
PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
UNDER THE MIDSOUTH RAIL UNION 401 (K) RETIREMENT SAVINGS PLAN

Signature		Date	, 2006

Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting. This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors.	2.	Ratification of the Audit Committee’s selection of KPMG
	Nominees: 01) Michael R. Haverty and 02) Thomas A.		LLP as KCS’s independent accountants for 2006.
	McDonnell.

	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ WITHHOLD AUTHORITY to vote for all nominees.
If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105
April 11, 2006
Dear Participant in the Gateway Western Railway Union 401(k) Plan:
     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of Kansas City Southern (“KCS”) to be held on May 4, 2006, which instructs Nationwide Trust Company as Trustee of the Gateway Western Railway Union 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.
     Please do not deliver this card to KCS, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 419064, Kansas City, Missouri 64141-6064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty
Chairman of the Board,
President and Chief Executive Officer
PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
UNDER THE GATEWAY WESTERN RAILWAY UNION 401(K) PLAN

Signature		Date	, 2006

Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting. This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors.	2.	Ratification of the Audit Committee’s selection of KPMG
	Nominees: 01) Michael R. Haverty and 02) Thomas A.		LLP as KCS’s independent accountants for 2006.
	McDonnell.

	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ WITHHOLD AUTHORITY to vote for all nominees.
If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

Kansas City Southern
427 West 12th Street
Kansas City, Missouri 64105
April 11, 2006
Dear Participant in The Kansas City Southern Railway Company Union 401(k) Plan:
     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of Kansas City Southern (“KCS”) to be held on May 4, 2006, which instructs Nationwide Trust Company as Trustee of The Kansas City Southern Railway Company 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.
     Please do not deliver this card to KCS, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 419064, Kansas City, Missouri 64141-6064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty
Chairman of the Board,
President and Chief Executive Officer
PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
(Date, sign and return promptly in the prepaid envelope enclosed)
(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
UNDER THE KANSAS CITY SOUTHERN RAILWAY COMPANY UNION 401(K) PLAN

Signature		Date	, 2006

Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)
(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 4, 2006, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting. This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon and “For” proposal 2.

1.	Election of two directors.	2.	Ratification of the Audit Committee’s selection of KPMG
	Nominees: 01) Michael R. Haverty and 02) Thomas A.		LLP as KCS’s independent accountants for 2006.
	McDonnell.

	☐ FOR all nominees except those indicated below:		☐ FOR ☐ AGAINST ☐ ABSTAIN

	☐ WITHHOLD AUTHORITY to vote for all nominees.
If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.